MDI TECHNOLOGIES, INC.

                   2003 STOCK OPTION PLAN

                   As Amended June 9, 2004



Amendments approved by the Board
on May 13, 2004.

Plan as Amended Approved by the shareholders on June 9, 2004.

Plan as Amended Approved by the TSX Venture
Exchange on _________, 2004.


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                      TABLE OF CONTENTS

                                                  Page

ARTICLE 1  DEFINITIONS AND INTERPRETATION           1
   1.1  Definitions                                 1
   1.2  Choice of Law                               5
   1.3  Headings                                    5

ARTICLE 2 PURPOSE AND PARTICIPATION                 5
   2.1  Purpose                                     5
   2.2  Participation                               5
   2.3  Notification of Award                       6
   2.4  Copy of Plan                                6
   2.5  Limitation                                  6
   2.6  Consultant Companies                        6

ARTICLE 3 TERMS AND CONDITIONS OF OPTIONS           7
   3.1  Board to Issue Common Shares                7
   3.2  Number of Common Shares; Options Under
        Predecessor Plan                            7
   3.3  Term of Option                              7
   3.4  Termination                                 7
   3.5  Exercise Price                              9
   3.6  Additional Terms                            10
   3.7  Assignment of Options                       10
   3.8  Adjustments                                 10
   3.9  Vesting                                     11
   3.10 Hold Period                                 11
   3.11 Personal Information Form and Monitoring
        of Trading                                  11
   3.12 Designation of Award                        11
   3.13 Legend                                      12
   3.14 Grant of ISOs                               12

ARTICLE 4 EXERCISE OF OPTION                        12
   4.1  Exercise of Option                          12
   4.2  Issue of Share Certificates                 12
   4.3  Condition of Issue                          13
   4.4  Taxes                                       13
   4.5  Financing                                   13

ARTICLE 5 ADMINISTRATION                            13
   5.1  Administration                              13
   5.2  Interpretation                              14
   5.3  Special Rules Applicable to
        Administration                              14


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ARTICLE 6 AMENDMENT, TERMINATION AND NOTICE         14
   6.1  Prospective Amendment                       14
   6.2  Retrospective Amendment                     14
   6.3  Amendment to Option                         15
   6.4  Approvals                                   15
   6.5  Termination                                 15
   6.6  Agreement                                   15
   6.7  Notice                                      15


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                  2003 STOCK OPTION PLAN

                         ARTICLE 1
              DEFINITIONS AND INTERPRETATION

1.1     Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

       (a) "Administrator" means, initially, the Secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time.

       (b) "Award Date" means the date specified by the Board as the award date of a particular Option, which shall not be earlier than the date on which the Board takes action with respect thereto.

       (c) "Board" means the board of directors of the Company, or any committee thereof to which the board of directors of the Company has delegated the power to administer and award Options under the Plan, subject to paragraph 5.3.

       (d) "Cause" means:

            (i) in the case of an Employee (1) cause as such term is defined in the written employment agreement with the Employee or if there is no written employment agreement or cause is not defined therein, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the employee is employed; or (2) the termination of employment as a result of an order made by any Regulatory Authority having jurisdiction to so order;

            (ii)  in the case of a Consultant (1) the
occurrence of any event which, under the written consulting contract with the Consultant or the common law or the laws of the jurisdiction in which the consultant provides services, gives the Company or any of its affiliates the right to immediately terminate the consulting contract; or (2) the termination of the consulting contract as a result of an order made by any Regulatory Authority having jurisdiction to so order;

            (iii) in the case of a Director, ceasing to be a Director as a result of (1) ceasing to meet the qualifications set out in subsection 141(b) of the Delaware General Corporation Law or the certificate of amalgamation or bylaws of the Company; (2) a resolution having been passed by the shareholders under subsection 141(k) of the Delaware General Corporation Law; or (3) an order made by any Regulatory Authority having jurisdiction to so order; or

            (iv) in the case of an Officer, ceasing to be an Officer as a result of an order made by any Regulatory
Authority having jurisdiction to so order.


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       (e)  "Change of Control" means and shall be deemed to
have occurred if one of the following events takes place:

            (i) the acquisition, directly or indirectly by any person or group (within the meaning of sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 30% of the total combined voting power of the Company's outstanding securities;

            (ii) a change in the composition of the board of directors of the Company over a period of 18 consecutive months or less such that 50% or more of the board members have neither (A) been directors continuously since the beginning of the period; nor (B) been unanimously elected or nominated by the board for election as directors during such period;

            (iii)  a shareholder-approved merger or
consolidation to which the Company is a party and in which
(A) the Company is not the surviving entity; or (B) securities possessing more than 30% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

            (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

       (f) "Common Share" or "Common Shares" means, as the case may be, one or more common shares with a par value of $.0001 in the capital of the Company.

       (g) "Company" means MDI Technologies, Inc., a company amalgamated under the laws of the State of Delaware.

       (h) "Consultant" has the meaning given to that term in BC Instrument 45-507, and for the purposes of the Plan includes consultants of the Company and any of its affiliates, as well as consultant companies of the Company and any of its affiliates.

       (i) "consultant company" means for an individual consultant, a company of which the individual is an employee or shareholder.

       (j) "Director" has the meaning given to that term in the Securities Act (British Columbia), and for the purposes of the Plan includes directors of the Company and any of its affiliates.

       (k)  "Disability" means the Option Holder is
permanently unable to carry out the responsibilities and duties of the position held by the Option Holder by reason of any medically determinable physical or mental impairment. An Option Holder shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in the Administrator's sole discretion.

       (l) "Discounted Market Price" of the Common Shares for a particular Award Date means the Market Price of the Common Shares for a particular Award Date less a discount to be determined by the Board, which in any event shall not exceed the amount set forth under Policy 1.1 of the TSX Venture Exchange Corporate Finance Manual, as amended or replaced from time to time.

       (m)  "Eligible Persons" means Directors, Officers,
Employees and Consultants.

       (n) "Employee" has the meaning given to that term in BC Policy 45-601, and for the purposes of the Plan includes employees of the Company and any of its affiliates.

       (o) "Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder.

       (p) "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry
Date.

       (q) "Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5.

       (r) "Expiry Date" means the date determined in accordance with paragraph 3.4 and after which a particular
Option cannot be exercised.

       (s) "Fixed Expiry Date" has the meaning given to that term under paragraph 3.4.

       (t) "insider" has the meaning given to that term in the Securities Act (British Columbia).

       (u)  "ISO" means an Option that is an Incentive Stock
Option as that term is defined in Section 422 of the Internal
Revenue Code of 1986, as amended.

       (v) "ISO Eligible Employees" means employees of the Company (as such term is defined for ISO qualification purposes) and employees of a subsidiary of the Company (as such term is defined under Section 424(f) of the Internal
Revenue Code of 1986, as amended) who are citizens or residents of the United States of America.

       (w) "Market Price" of the Common Shares for a particular Award Date shall be determined as follows:

            (i) for each organized trading facility on which the Common Shares are listed, Market Price shall be the closing trading price of the Common Shares on the last trading day immediately preceding the Award Date;

            (ii) if the Common Shares are listed on more than one organized trading facility, then Market Price shall be the greater of the Market Prices determined for each organized trading facility on which those Common Shares are listed as determined for each organized trading facility in accordance with section (i) above;


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            (iii)  if the Common Shares are listed on one or
more organized trading facility but have not traded during the 10 trading day period immediately preceding the Award Date, then the Market Price shall be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and

            (iv) if the Common Shares are not listed on any organized trading facility, then the Market Price shall be, subject to the necessary approvals of the applicable Regulatory Authorities, the fair market value of the Common Shares on the Award Date as determined by the Board in its discretion.

       (x) "Non-Employee Director" means a director of the Company who meets the definition of (i) a "non-employee director" as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1933, as amended; and (ii) an "outside director" as such term is defined in Treasury
Regulation 1.162-27, as amended.

       (y) "Officer" means a senior officer as such term is defined in the Securities Act (British Columbia), and for the purposes of the Plan includes senior officers of the Company and any of its affiliates.

       (z)  "Option" means an option to acquire Common
Shares, awarded to an Eligible Person pursuant to the Plan.

       (aa) "Option Certificate" means the certificate, in the form set out as Schedule "A" hereto, evidencing an Option.

       (bb) "Option Holder" means a person (or, where applicable, a consultant company) who holds an unexercised and unexpired Option or, where applicable, the Personal
Representative of such person.

       (cc)  "Personal Representative" means:

            (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

            (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

       (dd)  "Plan" means this 2003 Stock Option Plan.

       (ee) "Regulatory Authorities" means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Company's Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company.

       (ff) "Securities Laws" means securities legislation, securities regulations and securities rules, as amended, and the instruments, forms, notices and policy documents in force from time to time that are applicable to the Company.

       (gg) "Share" or "Shares" means, as the case may be, one or more shares of any class in the share capital of the Company from time to time.

       (hh)  "Termination Date" means:

            (i)  in the case of the Option Holder's
resignation from employment or the termination of the Option Holder's consulting contract by the Option Holder, the date that the Option Holder provides notice of such resignation or termination to the Company or any of its affiliates; or

            (ii)  in the case of the termination of the
Option Holder's employment or consulting contract by the Company or any of its affiliates for any reason (whether such termination is lawful or unlawful) other than death or Disability, the date that the Company or any of its affiliates delivers written notice of such lawful or unlawful termination of the Option Holder's employment or consulting contract to the Option Holder; or

            (iii) in the case of the expiry of a fixed-term employment agreement or consulting contract that is not renewed or extended, the last day of the term.

       (ii)  "TSX Venture Exchange" means the Canadian
Venture Exchange Inc., operating as the TSX Venture Exchange.

1.2     Choice of Law

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed in accordance with, the laws of the Province of British
Columbia.

1.3     Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

                         ARTICLE 2
                 PURPOSE AND PARTICIPATION

2.1     Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Officers, Consultants and Employees, to reward such of those Directors, Officers, Consultants and Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Officers, Consultants and Employees to acquire Common Shares as long term investments.

2.2     Participation

The Board shall, from time to time and in its sole discretion, determine which of the Eligible Persons, if any, shall be awarded Options. The Board shall only award an Option to a Consultant or an Employee if the Consultant or Employee is a bona fide Consultant or Employee of the Company or an affiliate of the Company, and the Board shall make such a representation if required by the Regulatory Authorities.

The Board may, in its sole discretion, grant the majority of the Options to insiders of the Company. However, in no case shall:

       (a) the number of options awarded in a one-year period to any one Consultant exceed 2% of the issued Shares of the Company (calculated at the time of award);

       (b) the number of options awarded in a one-year period to any one individual exceed 5% of the issued Shares of the Company (calculated at the time of award);

       (c) the aggregate number of options awarded in a one-year period to Employees who provide investor relations services exceed 2% of the issued Shares of the Company
(calculated at the time of award); or

       (d) the aggregate number of Common Shares reserved for issuance to any one individual upon the exercise of Options awarded under the Plan or any previously established and outstanding stock option plans or grants, exceed 5% of the issued Shares of the Company (calculated at the time of award) in a one-year period.

2.3     Notification of Award

Following the award of an Option by the Board, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option
Certificate representing the Option so awarded.

2.4     Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5     Limitation

The Plan does not give any Option Holder that is a Director or Officer the right to serve or continue to serve as a Director or Officer of the Company or any of its affiliates nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed with or have a consulting contract with the Company or any of its affiliates.

2.6     Consultant Companies

If a consultant company is an Option Holder, it must provide the TSX Venture Exchange with a completed Form 4F - Certification and Undertaking Required from a Company Granted an Incentive Stock Option. The consultant company must agree not to effect or permit any transfer of ownership or option of shares of the consultant company nor to issue further shares of any class in the consultant company to any other individual or entity as long as the Option remains outstanding, except with the written consent of the TSX Venture Exchange.

                         ARTICLE 3
             TERMS AND CONDITIONS OF OPTIONS

3.1     Board to Issue Common Shares

The Common Shares to be issued to Option Holders upon the exercise of Options shall be authorized and unissued Common
Shares the issuance of which shall have been authorized by the Board.

3.2     Number of Common Shares; Options Under Predecessor
Plan

Subject to adjustment as provided for in paragraph 3.8 of the Plan, the number of Common Shares that shall be available for Eligible Persons to acquire pursuant to options awarded by the Board shall not exceed 2,280,000 Common Shares (19.98% of the issued Shares of the Company as at April 30, 2004). If any option expires or otherwise terminates for any reason without having been exercised in full, the number of Common Shares in respect of which the option was not exercised shall be available for the purposes of the Plan. If any Common Shares are withheld by the Company upon the exercise of an Option in satisfaction of withholding taxes incurred in connection with the exercise, the number of Common Shares withheld shall be available for the purposes of the Plan. The number of available Common Shares specified above shall include all (960,202, as at April 30, 2004) Common Shares issuable upon exercise of Options granted under the Company's predecessor stock option plan ("Old Plan Options"). All Old Plan Options shall be deemed to have been granted under, and shall be governed by and administered under, this Plan, except that:

       (a)  no substantive term or condition of any Old Plan
Option shall be amended or modified by such change in governance and administration unless (in a particular instance) both the Company and the Option Holder consent thereto;

       (b) this Plan, and each Old Plan Option that is an ISO, shall be interpreted so that the governance of this Plan over Old Plan ISOs does not result in a modification of any such ISOs within the meaning of the Internal Revenue Code of 1986, as amended; and

       (c) substantive terms and conditions of the Company's predecessor plan that were incorporated into any Old Plan
Options shall continue to apply to such Options to the extent required by the foregoing.

3.3     Term of Option

Subject to such other terms or conditions that may be attached to an Option granted hereunder, an Option Holder may exercise any vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in St. Louis, Missouri on the Expiry Date.

3.4     Termination

Subject to subparagraphs (a) to (f) below, the Expiry Date of an Option shall be the date fixed by the Board at the time the particular Option is awarded (the "Fixed Expiry Date"), provided that the Expiry Date shall be no later than the fifth anniversary of the Award Date of such Option:

       (a)  Death

If the Option Holder dies while his or her Option is outstanding, then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the date that is one year after the date of the Option Holder's death. The Expiry Date for any unvested portion of the Option shall be the date of the Option Holder's death. The right to purchase Common Shares under an Option shall not vest after the date of the Option Holder's death.

       (b)  Disability

If the Option Holder ceases to be an Eligible Person by reason of a Disability while his or her Option is outstanding, then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the date that is one year after the date that the Option Holder ceases to be an Eligible Person. The Expiry Date for any unvested portion of the Option shall be the date that the Option Holder ceases to be an Eligible Person. The right to purchase Common Shares under an Option shall not vest after the date that the Option Holder ceases to be an Eligible Person.

       (c)  Ceasing to be a Director

If the Option Holder holds an Option as a Director and the Option Holder ceases to be a Director (other than by reason of death or Disability), then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the 30th day following the date that the Option Holder ceases to be a Director unless the Option Holder ceases to be a Director for Cause, in which case the Expiry Date shall be the date that the Option Holder ceases to be a Director. The Expiry Date for any unvested portion of the Option shall be the date that the Option Holder ceases to be a Director. The right to purchase Common Shares under an Option shall not vest after the date that the Option Holder ceases to be a Director.

       (d)  Ceasing to be an Employee or Consultant

If the Option Holder holds an Option as an Employee or Consultant and the Option Holder ceases to be an Employee or Consultant (other than by reason of death or Disability), then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the 30th day following the Termination Date unless the Option Holder ceases to be an Employee or Consultant as a result of Cause, in which case the Expiry Date shall be the Termination Date. The Expiry Date for any unvested portion of the Option shall be the Termination Date. The right to purchase Common Shares under an Option shall not vest after the Termination Date.

       (e)  Ceasing to be an Officer

If the Option Holder holds an Option as an Officer and the Option Holder ceases to be an Officer (other than by reason of death or Disability), then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the

30th day following the date that the Option Holder ceases to be an Officer unless the Option Holder ceases to be an Officer for Cause, in which case the Expiry Date shall be the date that the Option Holder ceases to be an Officer. The Expiry Date for any unvested portion of the Option shall be the date that the Option Holder ceases to be an Officer. The right to purchase Common Shares under an Option shall not vest after the date that the Option Holder ceases to be an Officer.

       (f)  Change of Control

In the event of a Change of Control or an impending Change of Control the Board may, if it reasonably determines that it is necessary or desirable for the Company to do so in conjunction with the Change of Control, deal with outstanding Options in a manner that it deems to be fair and reasonable in light of the circumstances. Without limiting the generality of the foregoing, the Board may, without any action or consent required on the part of any Option Holder:

            (i)  deliver a notice to the Option Holder
advising the Option Holder that the unvested portion of the Option held by the Option Holder, if any, shall immediately vest;

            (ii)  deliver a notice to the Option Holder
advising the Option Holder that the unvested portion of the Option held by the Option Holder, if any, shall immediately vest and that the Option shall expire on the Expiry Date set forth in the notice; or

            (iii) take such other actions, and combinations of the foregoing actions, as it deems fair and reasonable under the circumstances.

The foregoing subparagraphs (c) through (e) shall only apply once an Option Holder ceases to fall into any of the categories of Eligible Persons. The Board and the Administrator shall look to which of the definitions of Employee, Director, Officer or Consultant the Option Holder met immediately prior to the Option Holder ceasing to be an Eligible Person to determine which of subparagraphs (c) through (e) shall apply. If the Option Holder met more than one definition, then the following shall apply. If the Option Holder was an Employee or Consultant, then the Option Holder shall be deemed to hold his or her Option as an Employee or Consultant regardless of whether the Option Holder was also a Director or Officer. If the Option Holder was a Director but not an Employee or Consultant, then the Option Holder shall be deemed to hold his or her Option as a Director regardless of whether the Option Holder was also an Officer.

3.5     Exercise Price

The price at which an Option Holder may purchase a Common Share upon the exercise of an Option shall be as set forth in the Option Certificate issued in respect of such Option and in any event shall not be less than the Discounted Market Price of the Common Shares as of the Award Date, subject to the following:

            (a) in no case shall the Exercise Price be less than the minimum prescribed by the Regulatory Authorities as would apply to the Award Date in question; and

            (b) in the case of an Option intended to qualify as an ISO, the per Common Share Exercise Price of the ISO shall be not less than 100% of the Market Price of the Company's

Common Shares as of the Award Date, or, in the case of an ISO granted to an Option Holder who, at the time of the grant of such ISO owns Shares representing more than 10% of the voting power of all classes of Shares of the Company or any parent or subsidiary of the Company, not less than 110% of the Market Price of the Company's Common Shares as of the Award Date.

3.6  Additional Terms

Subject to all applicable Securities Laws and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the award of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:

            (a) providing that an Option or a portion or portions of an Option expire on a certain date, after certain periods of time or upon the occurrence of certain events other than as provided for herein, provided that no Option shall expire more than five years after the Award Date;

            (b)providing that an Option issued to, held by or exercised by an Option Holder who is an Employee and a citizen or resident of the United States of America, and otherwise meeting the statutory requirements, be treated as an ISO, subject to the other provisions in the Plan concerning ISOs;

            (c) providing that the Option Holder may defer payment of the Exercise Price pending the sale through a broker of some or all of the Common Shares subject to the Option being exercised; and

            (d) providing that Common Shares issuable upon the exercise of an Option shall be subject to restrictions whereby the Company has the right or obligation to repurchase all or a portion of the Common Shares if the Option Holder ceases to by an Eligible Person before a specified time, or if certain other events occur or conditions are not met.

3.7     Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.8     Adjustments

Subject to any required action by the shareholders of the Company pursuant to applicable law, including without limitation, securities laws, the Rules of Regulatory Authorities, and laws or rules applicable to ISOs, the number of Common Shares subject to each outstanding Option and the number of Common Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have again become available for the purposes of the Plan, the Exercise Price of each outstanding Option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares, or similar transaction affecting the Common Shares; and (ii) any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the

Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" (in each case, the "Event"). Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. No fractional shares shall be issued upon the exercise of an Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Common Share, such Option Holder shall have the right to purchase only the next lowest whole number of Common Shares and no payment or other adjustment shall be made with respect to the fractional interest so disregarded.

3.9     Vesting

If the Company is listed as a Tier 2 company on the TSX Venture Exchange, each Option granted under the Plan shall be subject to a vesting restriction such that the right to take up one-third of the Common Shares subject to the Option shall vest on each of the six-month, twelve-month and eighteen-month anniversaries of the Award Date, such that the entire Option shall have vested eighteen months from the Award Date. Subject to the approval of the Regulatory Authorities for any such change, the Board may remove or vary the foregoing vesting restriction in its absolute discretion.

3.10     Hold Period

In addition to any resale restrictions under Securities Laws, any Common Shares issued upon the exercise of an Option shall be subject to a four-month TSX Venture Exchange hold period from the Award Date of the Option. The Option Certificates and the share certificates, if applicable, shall bear the following legend:

"Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [date]."

3.11     Personal Information Form and Monitoring of Trading

An Option Holder who becomes a new insider of the Company or who is undertaking investor relations activities must file a Personal Information Form or such other documents as may be required by the Regulatory Authorities. An Option Holder who performs investor relations activities must comply with all procedures established by the Board or the Regulatory Authorities to monitor the Option Holder's trading in the securities of the Company.

3.12     Designation of Award

Each Option issued to an Employee who is a United States citizen or resident shall be designated in the Option Certificate - Schedule either as an ISO or a Non-Qualified Option. However, notwithstanding such designation, to the extent that the aggregate Market Price of Common Shares subject to Options designated as ISOs that become exercisable for the first time by an Option Holder during any calendar year (under all plans of the Company or any affiliate of the Company) exceeds US$100,000, such excess ISOs, to the extent of the Common Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Options. For this purpose, ISOs shall be taken into account in the order in which they were granted, and the Market Price of the Common Shares shall be determined as of the Award Date of the relevant ISO.

3.13     Legend

Any Common Shares that are issued upon the exercise of an Option shall bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE DISTRIBUTED, ASSIGNED, OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT (a) TO THE COMPANY, (b) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW, (c) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR
(d) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

3.14     Grant of ISOs

ISO Eligible Employees, and only ISO Eligible Employees, shall be eligible to receive ISOs under the Plan. Options granted to ISO Eligible Employees shall be ISOs unless the Option Certificate specifically provides that the Options are not ISOs.


                        ARTICLE 4
                    EXERCISE OF OPTION

4.1     Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. An Option Holder or the Personal Representative of the Option Holder may exercise the vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in St. Louis, Missouri on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased pursuant to the exercise of the Option.

4.2     Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Common Shares purchased by the Option Holder. If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the share certificate for the balance of the Common Shares available under the Option.

4.3     Condition of Issue

The Options and the issue of Common Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable Regulatory Authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable Securities Laws. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully cooperate with, the Company in complying with such laws, regulations, rules and policies.

4.4     Taxes

No Common Shares shall be delivered under the Plan to any Option Holder or other person until such Option Holder or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, national, provincial or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Common Shares or the "disqualifying disposition" of Common Shares received on exercise of an ISO. Upon exercise of an Option the Company shall withhold or collect from the Option Holder an amount sufficient to satisfy each such tax obligation. The Board may, in its discretion, allow an Option Holder to either:

            (a) have the Company withhold from the Common Shares otherwise issuable upon the exercise of an Option, a portion of those Common Shares with an aggregate Market Price less than or equal to the amount of taxes due as designated by such Option Holder; or

            (b)  deliver to the Company, at the time the
Option is exercised, one or more Common Shares previously acquired by the Option Holder with an aggregate Market Price less than or equal to the amount of taxes due as designated by such Option Holder,

in satisfaction of all or part of the taxes incurred by the Option Holder in connection with the exercise of an Option.
In the case of clause (b), for administrative convenience, the Board may allow the Option Holder to deliver a fraction of one whole Common Share in excess of the amount of taxes due.

4.5     Financing

The Board may, in its sole discretion, authorize the Company to arrange or guarantee a loan to an Option Holder by a third party in connection with the exercise of an Option. The foregoing authority is subject to applicable Securities Laws.

                         ARTICLE 5
                      ADMINISTRATION

5.1     Administration

The Plan shall be administered by the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2     Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

5.3     Special Rules Applicable to Administration

To the extent the Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), grants of Options to persons who are, or in the discretion of the Board may become, the chief executive officer of the Company or one of the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the United States Securities Exchange Act of 1934, as amended, as determined for the purposes of Section 162(m) (collectively, the "Covered Employees") shall be made by a committee of the Board consisting of two or more "outside directors" as that term is defined in the regulations promulgated under Section 162(m). Notwithstanding the foregoing, the Board retains the full powers set forth under paragraph 5.1 to the extent the Board determines that it is not in the best interests of the Company to comply with the "performance-based compensation" requirements of Section 162(m).

All Option awards to directors and officers of the Company shall by made by the board of directors of the Company or a committee of the board of directors that is composed solely of two or more Non-Employee Directors.

                          ARTICLE 6
             AMENDMENT, TERMINATION AND NOTICE

6.1     Prospective Amendment

The Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Common Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment. To the extent necessary to comply with securities laws, the rules of Regulatory Authorities or laws or rules applicable to ISOs, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

6.2     Retrospective Amendment

The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options that have been previously granted.

6.3     Amendment to Option

Notwithstanding anything else contained in the Plan and subject to any necessary approval from the Option Holder, the Company's shareholders or the Regulatory Authorities, the Board may in its discretion (a) extend the Expiry Date of any Option, provided that in no case shall an Option be exercisable later than the fifth anniversary of the Award Date of the Option; (b) alter or change the vesting terms applicable to an Option, including accelerating the vesting schedule to make the Option exercisable immediately, in full;
(c)  reduce the Exercise Price; or (d) amend any other term
of an outstanding Option.   Disinterested shareholder
approval must be obtained for any reduction in the Exercise Price if the Option Holder is an insider of the Company at the time of the proposed amendment.

6.4     Approvals

The Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities and shareholders.

6.5     Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which shall continue to be governed by the provisions of the Plan. If not earlier terminated, the Plan shall automatically terminate 10 years after the earlier of (a) the date that the Plan is adopted by the Board; and (b) the date that the Plan is approved by the shareholders of the Company.

6.6     Agreement

The Company and every Option awarded hereunder shall be bound by and subject to the terms and conditions of the Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of the Plan.

6.7     Notice

Any notice or other communication contemplated under the Plan to be given by the Company to an Option Holder shall be given by the Company delivering or faxing the notice to the Option Holder at the last address for the Option Holder in the Company's records. Any such notice shall be deemed to have been given on the date on which it was delivered, or in the case of fax, the next business day after transmission. An Option Holder may, at any time, advise the Company of a change in the Option Holder's address or fax number.

                        SCHEDULE "A"

Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until ___________________.

                  MDI TECHNOLOGIES, INC.
                  2003 STOCK OPTION PLAN

                    OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the MDI Technologies, Inc. (the "Company") 2003 Stock Option Plan (the "Plan") and evidences that __________ is the holder (the "Option Holder") of an option (the "Option") to purchase up to __________ Common shares (the "Common Shares") in the capital stock of the Company at a purchase price of US$__________ per Common Share.

Subject to the provisions of the Plan:

(a)  the Award Date of the Option is __________; and
(b)  the Fixed Expiry Date of the Option is __________.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in St. Louis, Missouri on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form attached, together with this Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Common Shares in respect of which the Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate shall have the meanings given to them under the Plan.

THE OPTION HOLDER ACKNOWLEDGES AND AGREES THAT NOTHING IN
THIS CERTIFICATE OR THE PLAN SHALL CONFER UPON THE OPTION
HOLDER ANY RIGHT WITH RESPECT TO CONTINUED EMPLOYMENT OR
DIRECTORSHIP OR A CONTINUING CONSULTANT OR SERVICE PROVIDER
CONTRACT, NOR SHALL IT INTERFERE WITH THE OPTION HOLDER'S
RIGHT OR THE COMPANY'S RIGHT TO TERMINATE SUCH EMPLOYMENT,
DIRECTORSHIP OR CONTRACT FOR ANY REASON OR NO REASON.

Dated this __________ day of __________.

MDI Technologies, Inc.

Per:_____________________________________
    Administrator, 2003 Stock Option Plan

Acknowledged by Option Holder


By:______________________________________
   Signature

   ______________________________________
   Print Name

               OPTION CERTIFICATE - SCHEDULE

The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.     __________; and

2.     __________.

MDI Technologies, Inc.

Per:_____________________________________
    Administrator, 2003 Stock Option Plan

     OPTION CERTIFICATE - SCHEDULE FOR UNITED STATES
                       RESIDENTS

The additional terms and conditions attached to the Option represented by this Certificate are as follows:

1. Type of Option. The Company may grant either an ISO or a Non-Qualified Option to an Option Holder who is an Employee and a resident of the United States (as defined in Section 7701 of the Internal Revenue Code of 1986, as amended). The Option represented by this Certificate is an:

       - ISO

       - Non-Qualified Option ("NSO")

2. Tax Consequences. Set out below is a brief summary as of the date of this Certificate of some of the United States federal tax consequences of exercise of this Option and disposition of the Common Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTION HOLDER SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE COMMON SHARES.

       (a) Exercise of NSO. There may be a regular United States federal income tax liability, at ordinary income tax rates, upon the exercise of an NSO. If the Option Holder is an Employee or a former Employee, the Company shall be required to withhold from the Option Holder's compensation or collect from the Option Holder and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honour the exercise and refuse to deliver Common Shares if such withholding amounts are not delivered at the time of exercise.

       (b) Exercise of ISO. If this Option qualifies as an ISO, there shall be no regular federal income tax liability upon the exercise of the Option, although the Option Holder may be subject to the alternative minimum tax in the year of exercise.

       (c)  Disposition of Common Shares.  The disposition of
Common Shares is generally a taxable event. The tax treatment shall depend on whether the Option is an ISO or an NSO, and on the length of time that the Option Holder has held the Common Shares.

       (d) Notice of Disqualifying Disposition of ISO Common Shares. If the Option granted to the Option Holder is an ISO, and if the Option Holder sells or otherwise disposes of any of the Common Shares acquired upon exercise of the ISO on or before the later of (1) the date that is two years after the Award Date; or (2) the date that is one year after the date of exercise, the Option Holder shall immediately notify the Company in writing of such disposition. The Option Holder agrees that the Option Holder may be subject to income tax withholding by the Company on the compensation income recognized by the Option Holder.

3. Tax Consequences of Holding Common Shares. Upon exercise of this Option, the Option Holder should review the Company's most recent Form 20-F (if the Company is required to file one) and consult his or her own tax adviser to determine if the Option Holder is subject to certain possible

United States federal income tax consequences generally applicable to a United States resident who owns Common
Shares.

4.  Shareholder Approval.  Any Option granted to the Option
Holder may not be exercised prior to the Company obtaining shareholder approval of the Plan, or the issuance of Common
Shares may be subject to rescission in accordance with the rules and policies of the Regulatory Authorities.

MDI Technologies, Inc.


Per:_____________________________________
    Administrator, 2003 Stock Option Plan

                      SCHEDULE "B"

                  MDI TECHNOLOGIES, INC.
                  2003 STOCK OPTION PLAN
                     EXERCISE NOTICE

TO:     The Administrator, 2003 Stock Option Plan
        MDI Technologies, Inc. (the "Company")
        940 West Port Plaza, Suite 100
        St. Louis, Missouri  63146

The undersigned hereby irrevocably gives notice, pursuant to the Company's 2003 Stock Option Plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)  all of the Common Shares; or

(b)  ___________________ of the Common Shares;

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to the Company in an amount equal to the aggregate Exercise Price of the aforesaid Common Shares exercised and directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:
                            _____________________________

                            _____________________________

                            _____________________________

                            _____________________________

By executing this Exercise Notice, the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Certificate.

DATED the ________ day of ____________________, __________.



                            ______________________________
                             Signature of Option Holder